UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 22, 2018

SUPERVALU INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5418	41-0617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o United Natural Foods, Inc.
313 Iron Horse Way
Providence, Rhode Island	02908
(Address of Principal Executive Offices)	(Zip code)

(401) 528-8634

(Registrant’s telephone number, including area code)

11840 Valley View Road

Eden Prairie, Minnesota

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on July 25, 2018, SUPERVALU INC., a Delaware corporation (“SUPERVALU” or the “Company”) entered into that certain Agreement and Plan of Merger (as amended on October 10, 2018, the “Merger Agreement”) with SUPERVALU Enterprises, Inc., a Delaware corporation and a wholly owned subsidiary of SUPERVALU, United Natural Foods, Inc., a Delaware corporation (“UNFI”), and Jedi Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of UNFI (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”).

On October 22, 2018 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware, the Merger was completed.  At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and the Company survived the Merger as a wholly owned subsidiary of UNFI.

Item 1.02.                Termination of a Material Definitive Agreement.

On October 22, 2018, in connection with the Merger, the Company repaid in full all outstanding indebtedness and terminated all commitments under the Third Amended and Restated Term Loan Credit Agreement, dated as of June 8, 2017, among the Company, the guarantors party thereto, the lenders party thereto and Goldman Sachs Banks USA, as administrative agent (the “Term Loan Agreement”), and the Amended and Restated Credit Agreement, dated as of March 21, 2013, among the Company, the other borrowers named therein, the guarantors named therein, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “ABL Agreement”).  Additionally, the guarantees and liens securing the indebtedness under each of the Term Loan Agreement and ABL Agreement have been released.  The aggregate principal amount of loans outstanding under the Term Loan Agreement and the ABL Agreement, respectively, were $698 million and $344.5 million at the time of termination.

Item 2.01.                Completion of Acquisition or Disposition of Assets.

As described above, at the Effective Time on the Closing Date, UNFI completed its previously announced acquisition of the Company.  As a result of the Merger, the Company became a wholly owned subsidiary of UNFI.  At the Effective Time, each outstanding share of common stock of SUPERVALU, par value $0.01 per share (“Common Stock”) (other than shares owned by the Company, UNFI or any of their respective subsidiaries (except for shares of common stock held on behalf of third parties), dissenting shares and any Company restricted share) was automatically converted into the right to receive $32.50 in cash (the “Merger Consideration”).

At the Effective Time, each Company stock option that was outstanding and unexercised as of immediately prior to the Effective Time, whether vested or unvested, was converted into an option to purchase shares of the common stock of UNFI, with the number of shares subject to the option and the exercise equitably adjusted in accordance with the terms of the Merger Agreement.  At the Effective Time, each Company restricted share award, restricted stock unit award, deferred share unit award and performance share unit award that was outstanding as of immediately prior to the Effective Time was converted into a UNFI award payable, at UNFI’s election, in cash and/or an equal value in shares of common stock of UNFI in accordance with the terms of the Merger Agreement, having a value equal to the product of (i) the number of shares of Common Stock (determined in accordance with the terms of the Merger Agreement and the applicable award agreement) and (ii) the Merger Consideration.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to (i) the Agreement and Plan of Merger, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on July 26, 2018, and the terms of which are incorporated by reference herein, and (ii) the First Amendment to Agreement and Plan of Merger, dated as of October 10, 2018, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 10, 2018, the terms of which are also incorporated by reference herein.

Item 3.01.                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed, and requested that the NYSE suspend trading of the Common Stock on the NYSE and remove the Common Stock from listing on the NYSE, in each case, prior to market open on the Closing Date.  The Company also requested that the NYSE file with the SEC a notification of removal from listing on Form 25 to delist the Common Stock from the NYSE and to deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  On the Closing Date, in accordance with the Company’s request, the NYSE filed the Form 25 with the SEC.

The Company intends to file with the SEC a certification and notice of termination on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Common Stock.

The information set forth in the Introductory Note above and in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03.                Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note above and in Item 1.01, Item 2.01 and Item 3.01 is incorporated by reference into this Item 3.03.

Item 5.01.                Changes in Control of Registrant.

The information set forth in the Introductory Note above and in Item 2.01 and Item 5.02 is incorporated by reference into this Item 5.01.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

Pursuant to the Merger Agreement, effective at the Effective Time, each of Donald R. Chappel, Irwin Cohen, Philip L. Francis, Mark Gross, Eric Johnson, Mathew M. Pendo, Francesca Ruiz De Luzuriaga, Frank A. Savage and Mary Winston ceased to be directors of the Company.  Effective as of the Effective Time, Sean F. Griffin and Jill E. Sutton became the sole directors of the Company.

Executive Officers

Effective as of the Effective Time, each of Mark Gross and Rob N. Woseth ceased to be executive officers of the Company.  Effective as of the Effective Time, Sean Griffin is the principal executive officer and Michael Zechmeister is the principal financial officer of the Company.

Amendments to Noncompetition Covenants

In connection with the closing of the Merger, SUPERVALU and each of Rob N. Woseth, James W. Weidenheimer, Michael C. Stigers, and Randy G. Burdick agreed to amend, effective as of the Effective Time, the named executive officer’s offer letter, change of control severance agreement, and outstanding equity award agreements to (a) prohibit the named executive officer from engaging in activities relating to the grocery wholesale business and SUPERVALU’s grocery retail businesses and (b) extend the periods during which the foregoing prohibition and other restrictive covenants contained in such agreements will apply from 12 to 24 months.

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

At the Effective Time, the Restated Certificate of Incorporation of the Company was amended and restated as set forth in the Certificate of Incorporation that is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Bylaws

Immediately after the Effective Time, the Restated Bylaws of the Company were amended and restated as set forth in the Bylaws that are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 8.01.                Other Events.

On the Closing Date, UNFI issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1

Agreement and Plan of Merger, dated as of July 25, 2018, by and among SUPERVALU INC., SUPERVALU Enterprises, Inc., United Natural Foods, Inc. and Jedi Merger Sub, Inc. (attached as Exhibit 2.1 to the Form 8-K of SUPERVALU INC. filed on July 26, 2018 and incorporated herein by reference).

2.2

First Amendment to Agreement and Plan of Merger, dated as of October 10, 2018, by and among SUPERVALU INC., SUPERVALU Enterprises, Inc., United Natural Foods, Inc. and Jedi Merger Sub, Inc. (attached as Form 8-K of SUPERVALU INC. filed on October 10, 2018 and incorporated herein by reference).

3.1	Amended and Restated Certificate of Incorporation of SUPERVALU INC.

3.2	Amended and Restated Bylaws of SUPERVALU INC.

99.1	Press Release, dated October 22, 2018 (attached as Exhibit 99.1 to the Form 8-K of United Natural Foods, Inc. filed on October 22, 2018 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.

	By:	/s/ Jill E. Sutton
		Name:	Jill E. Sutton
		Title:	Chief Legal Officer and Secretary

Date: October 22, 2018